Income Taxes (Details 4) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Apr. 30, 2012	Apr. 30, 2011	Apr. 30, 2010
Percent of Pretax Income
Statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income taxes, net of federal income tax benefit	2.30%	2.20%	1.20%
Domestic manufacturing deduction	(3.10%)	(3.80%)	(1.90%)
Other items - net	0.20%	(0.30%)	(1.90%)
Effective income tax rate	34.40%	33.10%	32.40%
Income taxes paid	$ 257,762	$ 365,994	$ 212,981